SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 26, 2012

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	1-11177 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

15 Network Drive, Burlington, Massachusetts 01803 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code (781) 993-2300

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On July 26, 2012, Palomar Medical Technologies, Inc. issued a press release announcing earnings for the second quarter ended June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (c) Exhibits

Number	Title

99.1	Press Release dated July 26, 2012 entitled “PALOMAR MEDICAL REPORTS FINANCIAL RESULTS FOR SECOND QUARTER 2012"

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— President, Chief Executive Officer, and Chairman of the Board of Directors

Date: July 26, 2012

EXHIBIT INDEX

Number	Title

99.1	Press Release dated July 26, 2012 entitled “PALOMAR MEDICAL REPORTS FINANCIAL RESULTS FOR SECOND QUARTER 2012"